Exhibit 99.1
Monthly Report of Operations
Period ended August 31, 2009
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
MONTH ENDING 31-Aug 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	X
B. Summary of Receipts & Disbursements to Date	X
C. Balance in Debtor in Possession Account	X
D. Balance in Tax Account	N/A
E. Balance in Citibank DIP Account	X
F. Post Petition Debts	N/A
G. Accounts Receivable Balance	N/A
H. Inventory Balance	N/A
I. Federal and State Taxes	N/A
J. Monthly Operating Statement Questionnaire	X
K. Other Appropriate Schedules	X
NOTES:	Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.
(MOR-1:6/90)

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a. Uncashed Midland National Life Insurance Surrender Proceeds*	336,988.51

b. Fire, Crime & Property Insurance Refunds*	38,251.00

* See Note on Cash Summary
1. TOTAL RECEIPTS		$375,239.51

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	42,265.27

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):

a. Computer & Internet Costs	$306.86

b. Office Supplies	337.29

c. Travel Expenses	440.55

d. Public Disclosure Issuance Costs	1,625.00

e. Rent Expense	1,280.00

f. Telephone Expense	143.95

g. General Liability Insurance	—

h. U. S Trustee Fees	—

i. Shareholder Registrationh & Maintenance	814.00

j. Tax Return Preparation	42,500.00

k. Creditor’s Committee Legal Fees	7,356.00

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$97,068.92

3. Receipts OVER or (UNDER) disbursements		$278.170.59

(MOR-l:6/90)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date	$—

(Prior month Schedule B line 4 plus current month Schedule A line 1)
5. Total disbursements to date	$—

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6. Net receipts over (under) disbursements	$—

SCHEDULE C — SEE ATTACHED SPREADSHEET
BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$6,629,866.13

Net transactions for this month (Line 3 — Schedule A)	278,170.59

Balance at end of this month	$6,908,036.72

SCHEDULE D — SEE ATTACHED SPREADSHEET
BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET
BALANCE IN ____________________ ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

(MOR-1:6/90)

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month---------- Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month---------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month---------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

(MOR-1:6/90)

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month---------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period:      ☐ Weekly      ☐ Biweekly     ☐ Semimonthly      ☐ Monthly
Fed. Employer or S.S. #                                EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

(MOR-1:6/90)

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

	Yes	No	N/A
1. Copies of checkbooks or receipts and disbursements listings attached:
Debtor in possession account (Activated As Of June 5)	☑	☐	☐
Tax account	☐	☐	☑
Other account	☐	☐	☑
2. Listing of unpaid post-petition debts (include unpaid professional fees and interest owed)	☐	☐	☑
3. Have any payments been made to secured creditors or lessors? (If yes — attach listing of payments made)	☐	☑
4. (a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries (If yes — attach listing of payments made)	☑	☐
(b) Were these payments approved by the court?	☑	☐
5. (a) Have any payments been made on prepetition debts? (If yes — attach listing of payments made)	☐	☑
(b) Were these payments approved by the court?
6. Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7. Have U.S. Trustee quarterly fees been paid? (If yes — attach listing of payments made) (If no — attach explanation)	☑	☐
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

September 11, 2009 Execution Date	/s/ David A. Heaberlin Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin

(Signature of Preparer — Attorney or Accountant)
(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	31-Jul-09	Receipts	Disbursements	in (+)/out (-)	31-Aug-09
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,579,866.13	$375,239.51	$97,068.92	$(375,439.51)	$6,482,597.21
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$50,000.00	$—	$—	$—	$50,000.00
California Tax Refund A/C # 9951707416 (See Note 7 Below)	$—	$—	$—	$100.00	$100.00
Insurance Refund A/C # 9951707424 (See Note 7 Below)	$—	$—	$—	$375,339.51	$375,339.51
	$—				$—

Total	$6,629,866.13	$375,239.51	$97,068.92	$—	$6,908,036.72

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts to hold various funds for which there may be potential competing claims. These accounts (see above analysis) have been established primarily for certain anticipated Federal Income Tax refunds, California State Tax refunds and Insurance refunds. The Debtor believes that the FDIC may pursue potential claims for some portion of any such refunds that are ultimately received by the Debtor. The Debtor has previously received a $50,000 Federal Income Tax refund and, in August, received $375,239.51 in Insurance refunds. These August Insurance refunds included $336,988.51 in proceeds related to certain life insurance policies surrendered by County Bank prior to its seizure by the FDIC. These life insurance proceeds were related to certain Supplemental Retirement Plan benefits provided to certain Debtor and County Bank executives under a Rabbi Trust Agreement that provides the assets of the Trust are owned both by the Debtor and County Bank. The remainder of the August Insurance refunds represents $38,251.00 in fire, crime and property insurance refunds on policies previously purchased by the Debtor.

3:46 PM
09/09/09
Cash Basis
Capital Corp of the West
Profit & Loss
August 2009

	Aug 09	Jul 09	$ Change
Income
Refunds
Insurance	375,239.51	0.00	375,239.51

Total Refunds	375,239.51	0.00	375,239.51

Total Income	375,239.51	0.00	375,239.51

Expense
Compensation Costs	42,265.27	40,749.93	1,515.34
Computer and Internet Expenses	306.86	800.43	-493.57
Insurance Expense
General Liability Insurance	0.00	500.00	-500.00

Total Insurance Expense	0.00	500.00	-500.00

Office Supplies	337.29	0.00	337.29
Professional Fees
Creditor’s Committee Legal Fees	7,356.00	0.00	7,356.00
Tax Return Preparation	42,500.00	0.00	42,500.00

Total Professional Fees	49,856.00	0.00	49,856.00

Public Disclosure Issuance Cost	1,625.00	4,050.00	-2,425.00
Rent Expense	1,280.00	1,345.00	-65.00
Shareholder Registration & Main	814.00	0.00	814.00
Telephone Expense	143.95	0.00	143.95
Travel Expense	440.55	396.76	43.79
U. S. Trustee Fees	0.00	975.00	-975.00

Total Expense	97,068.92	48,817.12	48,251.80

Net Income	278,170.59	-48,817.12	326,987.71

3:45 PM
09/09/09
Cash Basis
Capital Corp of the West
Profit & Loss Detail
August 2009

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income
Refunds
Insurance
Deposit	8/31/2009		Midland National I	Uncashed In		Opearting Ac	336,988.51	336,988.51	336,988.51
Deposit	8/31/2009		Leap /Carpenter/	Refund of Fi		Opearting Ac	38,251.00	38,251.00	375,239.51

Total Insurance								375,239.51	375,239.51

Total Refunds								375,239.51	375,239.51

Total Income								375,239.51	375,239.51
Expense
Compensation Costs
Check	8/4/2009	0000	Administaff	Week Endie		Opearting Ac	10,698.92	10,698.92	10,698.92
Check	8/11/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	21,397.84
Check	8/17/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	32,096.76
Check	8/25/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	42,795.68
Deposit	8/31/2009		David Heaberlin	Deposit		Opearting Ac	-530.41	-530.41	42,265.27

Total Compensation Costs								42,265.27	42,265.27
Computer and Internet Expenses
Check	8/4/2009	5018	Comcast	August 2009		Opearting Ac	306.86	306.86	306.86

Total Computer and Internet Expenses								306.86	306.86
Office Supplies
Check	8/28/2009	5024	David Heaberlin			Opearting Ac	337.29	337.29	337.29

Total Office Supplies								337.29	337.29
Professional Fees
Creditor’s Committee Legal Fees
Check	8/4/2009	5017	Klein, Denateli, Go	June 2009		Opearting Ac	3,766.40	3,766.40	3,766.40
Check	8/24/2009	5021	Klein, Denateli, Go	July 2009		Opearting Ac	3,589.60	3,589.60	7,356.00

Total Creditor’s Committee Legal Fees								7,356.00	7,356.00
Tax Return Preparation
Check	8/21/2009	5020	Perry Smith LLP	CCOW 200		Opearting Ac	42,500.00	42,500.00	42,500.00

Total Tax Return Preparation								42,500.00	42,500.00

Total Professional Fees								49,856.00	49,856.00
Public Disclosure Issuance Cost
Check	8/28/2009	5022	Bowne of Los Ang	August 2009		Opearting Ac	1,625.00	1,625.00	1,625.00

Total Public Disclosure Issuance Cost								1,625.00	1,625.00
Rent Expense
Check	8/4/2009	5016	Steiner Investments	August 2009		Opearting Ac	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00
Shareholder Registration & Main
Check	8/28/2009	5023	Computershare	June 2009		Opearting Ac	814.00	814.00	814.00

Total Shareholder Registration & Main								814.00	814.00
Telephone Expense
Check	8/4/2009	5019	AT Conference	July 2009		Opearting Ac	99.88	99.88	99.88
Check	8/28/2009	5024	David Heaberlin			Opearting Ac	44.07	44.07	143.95

Total Telephone Expense								143.95	143.95
Travel Expense
Check	8/28/2009	5024	David Heaberlin			Opearting Ac	440.55	440.55	440.55

Total Travel Expense								440.55	440.55

Total Expense								97,068.92	97,068.92

Net Income								278,170.59	278,170.59

Schedule J-Question 1

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2999770
2801 G ST	Payroll Date: 08/7/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR —1
Report Date: 8/3/2009	Period: 08/1/2009 through 08/7/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - August 7, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3004081
2801 G ST	Payroll Date: 08/14/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 8/10/2009	Period: 08/8/2009 through 08/14/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	Non Direct Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - August 14, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3004082
2801 G ST	Payroll Date: 08/21/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 8/11/2009	Period: 08/15/2009 through 08/21/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - August 21, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3014369
2801 G ST	Payroll Date: 08/28/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 8/25/2009	Period: 08/22/2009 through 08/28/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - August 28, 2009

3:46 PM
09/09/09
Cash Basis
Capital Corp of the West
Balance Sheet
As of August 31, 2009

	Aug 31, 09	Jul 31, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct	100.00	0.00	100.00
Federal Tax Refund Acct	50,000.00	50,000.00	0.00
Insurance Refund Acct	375,339.51	0.00	375,339.51
Opearting Account	6,482,597.21	6,579,866.13	-97,268.92

Total Citibank -Debtor In Possession	6,908,036.72	6,629,866.13	278,170.59

Total Checking/Savings	6,908,036.72	6,629,866.13	278,170.59

Total Current Assets	6,908,036.72	6,629,866.13	278,170.59

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,913,998.85	6,635,828.26	278,170.59

LIABILITIES & EQUITY
Liabilities
Long Term Liabilities
Trust Preferred Securities
County Statutory Trust I	6,186,000.00	6,186,000.00	0.00
County Statutory Trust II	10,310,000.00	10,310,000.00	0.00
County Statutory Trust III	15,464,000.00	15,464,000.00	0.00
County Statutory Trust IV	25,774,000.00	25,774,000.00	0.00

Total Trust Preferred Securities	57,734,000.00	57,734,000.00	0.00

Total Long Term Liabilities	57,734,000.00	57,734,000.00	0.00

Total Liabilities	57,734,000.00	57,734,000.00	0.00

Equity
Opening Balance Equity	-57,734,000.00	-57,734,000.00	0.00
Net Income	6,913,998.85	6,635,828.26	278,170.59

Total Equity	-50,820,001.15	-51,098,171.74	278,170.59

TOTAL LIABILITIES & EQUITY	6,913,998.85	6,635,828.26	278,170.59

2:15 PM
09/09/09
Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 08/31/2009

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						6,580,366.13
Cleared Transactions
Checks and Payments — 15 items
Check	7/27/2009	5014	Golden Eagle Insur	X	-500.00	-500.00
Check	8/4/2009	0000	Administaff	X	-10,698.92	-11,198.92
Check	8/4/2009	5017	Klein, Denateli, Gol	X	-3,766.40	-14,965.32
Check	8/4/2009	5016	Steiner Investments	X	-1,280.00	-16,245.32
Check	8/4/2009	5018	Comcast	X	-306.86	-16,552.18
Check	8/4/2009	5019	AT Conference	X	-99.88	-16,652.06
Transfer	8/7/2009			X	-100.00	-16,752.06
Transfer	8/7/2009			X	-100.00	-16,852.06
Check	8/11/2009	0000	Administaff	X	-10,698.92	-27,550.98
Check	8/17/2009	0000	Administaff	X	-10,698.92	-38,249.90
Check	8/21/2009	5020	Perry Smith LLP	X	-42,500.00	-80,749.90
Check	8/24/2009	5021	Klein, Denateli, Gol	X	-3,589.60	-84,339.50
Check	8/25/2009	0000	Administaff	X	-10,698.92	-95,038.42
Transfer	8/31/2009			X	-336,988.51	-432,026.93
Transfer	8/31/2009			X	-38,251.00	-470,277.93

Total Checks and Payments					-470,277.93	-470,277.93

Total Cleared Transactions					-470,277.93	-470,277.93

Cleared Balance					-470,277.93	6,110,088.20
Uncleared Transactions
Checks and Payments — 3 items
Check	8/28/2009	5022	Bowne of Los Angel		-1,625.00	-1,625.00
Check	8/28/2009	5024	David Heaberlin		-821.91	-2,446.91
Check	8/28/2009	5023	Computershare		-814.00	-3,260.91

Total Checks and Payments					-3,260.91	-3,260.91
Deposits and Credits — 3 items
Deposit	8/31/2009				530.41	530.41
Deposit	8/31/2009				38,251.00	38,781.41
Deposit	8/31/2009				336,988.54	375,769.95

Total Deposits and Credits					375,769.95	375,769.95

Total Uncleared Transactions					372,509.04	372,509.04

Register Balance as of 08/31/2009					-97,768.89	6,482,597.24

Ending Balance					-97,768.89	6,482,597.24

DIP Operating Account
August Reconciliation

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	007
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP	Statement Period
OPERATING ACCOUNT	Aug. 1 - Aug. 31, 2009
C/O DAVID HEABERLIN	Relationship Manager
2801 G STREET	Gaudino, Bruce
MERCED CA 95340	(212) 559-6055

CitiBusiness® ACCOUNT AS OF AUGUST 31, 2009

Relationship Summary:

Checking	$6,535,527.71

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,110,088.20
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$100.00
CitiBusiness Checking 9951707424	$375,339.51

Total Checking at Citibank	$6,535,527.71
SERVICE CHARGE SUMMARY FROM JULY 1, 2009 THRU JULY 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,606,157.81

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00
CHECKS PAID	8	.2000	1.60
DEPOSIT TICKETS	1	.2000	0.20

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	4	12.5000	50.00

Total Charges for Services			$71.80

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$50,000.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$0.00

Total Charges for Services			$0.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$0.00

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 3	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Aug. 1 - Aug. 31, 2009

SERVICE CHARGE SUMMARY FROM JULY 1, 2009 THRU JULY 31, 2009	Continued

Type of Charge	No./Units	Price/Unit	Amount

Total Charges for Services			$0.00

Total Non-Interest Bearing Account Charges			$91.80

Total Interest Bearing Account Charges			$0.00

Average collected balances			$6,656,157.81
Less 10% reserve requirement			$665,615.78
Balances eligible for Earnings Credit			$5,990,542.03

Earnings Credit allowance at 0.50000%			$91.80	[1]
Charges Subject to Earnings Credit			$91.80

Net Service Charge			$0.00
1 — Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,580,366.13
	Ending Balance:	$6,110,088.20

Date	Description	Debits	Credits	Balance

8/03	CHECK NO: 5014	500.00		6,579,866.13
8/04	CBUSOL TRANSFER DEBIT	10,698.92		6,569,167.21
	000000 Aug 04 WIRE TO Administaff Companes, Inc.
8/07	TRANSFER DEBIT	100.00		6,569,067.21
	TRANSFER TO CHECKING Aug 07 VIA CBUSOL REFERENCE #004835
8/07	TRANSFER DEBIT	100.00		6,568,967.21
	TRANSFER TO CHECKING Aug 07 VIA CBUSOL REFERENCE # 004878
8/07	CHECK NO: 5016	1,280.00		6,567,687.21
8/10	CHECK NO: 5017	3,766.40		6,563,920.81
8/11	CBUSOL TRANSFER DEBIT	10,698.92		6,553,221.89
	000000 Aug 11 WIRE TO Administaff Companes, Inc.
8/12	CHECK NO: 5019	99.88		6,553,122.01
8/13	CHECK NO: 5018	306.86		6,552,815.15
8/17	CBUSOL TRANSFER DEBIT	10,698.92		6,542,116.23
	000000 Aug 17 WIRE TO Administaff Companes, Inc.
8/21	CHECK NO: 5020	42,500.00		6,499,616.23
8/25	CBUSOL TRANSFER DEBIT	10,698.92		6,488,917.31
	000000 Aug 25 WIRE TO Administaff Companes, Inc.
8/31	TRANSFER DEBIT	336,988.51		6,151,928.80
	TRANSFER TO CHECKING Aug 31 VIA CBUSOL REFERENCE # 066572
8/31	TRANSFER DEBIT	38,251.00		6,113,677.80
	TRANSFER TO CHECKING Aug 31 VIA CBUSOL REFERENCE # 066582
8/31	CHECK NO: 5021	3,589.60		6,110,088.20
	Total Debits/Credits	470,277.93	0.00

Checks Paid
Check	Date	Amount	Check	Date	Amount	Check	Date	Amount	Check	Date	Amount

5014	8/03	500.00	5017	8/10	3,766.40	5019	8/12	99.88	5021	8/31	3,589.60
5016*	8/07	1,280.00	5018	8/13	306.86	5020	8/21	42,500.00

*	Indicates gap in check number sequence Number Checks Paid: 7 Totaling: $52,042.74

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 3 of 3	000003/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Aug. 1 - Aug. 31, 2009

CHECKING ACTIVITY	Continued

CitiBusiness Checking

9951707387	Beginning Balance:	$50,000.00
	Ending Balance:	$50,000.00

CitiBusiness Checking

9951707416	Beginning Balance:	$0.00
	Ending Balance:	$100.00

Date	Description	Debits	Credits	Balance

8/07	TRANSFER CREDIT		100.00	100.00
	TRANSFER FROM CHECKING Aug 07 009951707360 VIA CBusOL Re # 004835

CitiBusiness Checking

9951707424	Beginning Balance:	$0.00
	Ending Balance:	$375,339.51

Date	Description	Debits	Credits	Balance

8/07	TRANSFER CREDIT		100.00	100.00
	TRANSFER FROM CHECKING Aug 07 009951707360 VIA CBusOL Re # 004878
8/31	TRANSFER CREDIT		336,988.51	337,088.51
	TRANSFER FROM CHECKING Aug 31 009951707360 VIA CBusOL Re # 066572
8/31	TRANSFER CREDIT		38,251.00	375,339.51
	TRANSFER FROM CHECKING Aug 31 009951707360 VIA CBusOL Re # 066582
	Total Debits/Credits	0.00	375,339.51
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990 (For Speech and Hearing Impaired Customers Only TDD: 800-945-0258)	Citibank Client Services P.O. Box 769013 San Antonio, TX 78245-9013
For change in address, call your account officer or visit your branch.